Exhibit 23.2
                                  ------------




                                   CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







         We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 11, 2003 relating to the financial statements of Paradigm Medical Industries, Inc., and to the reference to our Firm in the Registration Statement.






                                            TANNER + CO.



Salt Lake City, Utah
July 3, 2003